Page 1 of 3 TYLER TECHNOLOGIES, INC. Insider Trading and Confidentiality Policy Revised May 1, 2018 TO: All officers, directors, and employees of Tyler Technologies, Inc. (“Tyler”) As an officer, director, or employee of Tyler, from time to time, you will know of or have access to information about Tyler that is important from an investment standpoint and is not generally known by the public. At such times, federal and state securities laws not only prohibit you from trading in Tyler stock, but also regulate the persons to whom and the manner in which this non-public information can be disseminated. This policy statement was specifically formulated to provide guidelines to assist you in avoiding personal liability and for aiding Tyler in avoiding liability for insider trading. Should you have any questions regarding this policy, please contact Abby Diaz, chief legal officer and secretary, abigail.diaz@tylertech.com. What is “insider trading?” Insider trading is the trading of Tyler stock while in possession of material “inside” or nonpublic information. This includes the purchase or sale of Tyler stock on the open market through a stockbroker of your choice or through an online brokerage account, the exercise of stock options and corresponding sale of the underlying stock, the sale of stock acquired through Tyler’s Employee Stock Purchase Plan (following the applicable holding periods), or the short sale of Tyler stock. The prohibition against trading other than during the trading window also encompasses the fulfillment of “limit orders” placed with a broker, and the brokers with whom any such limit order is placed must be so instructed at the time it is placed. The prohibition does not, however, include the purchase of stock under the Employee Stock Purchase Plan pursuant to previously authorized payroll deductions. In addition to the prohibition against trading, it is also a violation of the federal securities laws to disclose (or tip) material nonpublic information to another person who subsequently uses that information to his or her profit. What is “material nonpublic information?” In general, information is “material” if its disclosure to the public would affect an investor’s decision to purchase or sell Tyler stock. It is difficult to describe all the types of material nonpublic information you may possess that could cause problems with trading or tipping others to trade our stock. Some examples of material nonpublic information about Tyler include information or knowledge about the following events: • Our quarterly or annual earnings or other important financial information • Changes in previously disclosed financial information, including earnings estimates • We have suffered, or are about to suffer, extraordinary losses or costs • We have realized, or are about to realize, extraordinary earnings • We are making changes in previously disclosed financial information

Page 2 of 3 • We have entered into, or are about to enter into, an important contract with a client or that such a contract has been terminated or is about to be terminated • A merger, acquisition, or takeover • Acquisition or sale of a company, a division, or a significant amount of assets • We plan to declare stock splits, stock dividends, or cash dividends • We become a party to major litigation • We are making significant changes in management • We plan to make significant changes in operations • We have achieved a milestone In most cases, you should presume that information concerning any of these events is material. If you have any questions about what information is material, or whether the information has been disclosed to the public, you should contact Tyler’s chief legal officer. General Trading Limitations for All Employees All employees, officers, and directors must comply with the following restrictions: 1. You may not buy or sell Tyler stock during the period beginning on the first business day after the end of each fiscal quarter through the close of trading on the second full business day after release of the quarter’s operating results to the public. This blackout period is intended to remove any appearance that you may have traded based on material nonpublic information concerning the financial results. 2. If, during times other than the blackout period referred to above, you possess material information (good or bad) that is unknown to the general public (in other words, information that you have not read in the newspaper, our press releases, or annual or quarterly reports, or seen publicly displayed on the bulletin boards around your facility), then you are prohibited from buying or selling our stock until after the close of trading on the second full business day after such material information has been released to the public. 3. You are prohibited from sharing material nonpublic information with others (friends, family, stockbrokers, strangers) that buy or sell our stock or recommending that they trade or hold our stock based on the material nonpublic information or at any time when you possess material nonpublic information. 4. You may not give material nonpublic information to others, even if they are not buying or selling our stock, without the company’s permission. In other words, you may not give this information except where it is required in the performance of your duties as an employee of the company, and you have permission to do so. These restrictions also apply to family members and others living in your household.

Page 3 of 3 These general trading limitations are based upon U.S. securities laws. If you comply with these general rules, then you should be in compliance with applicable U.S. laws, as well as the regulations of the New York Stock Exchange. Additional Trading Limitations and “Short Selling” Prohibitions for Executive Officers, Directors, and Key Employees In addition to the general trading limitations discussed above, if you are a member of the Tyler Board of Directors, executive management of Tyler, or an officer or key employee of one of Tyler’s divisions (including the accounting personnel of such divisions), you may not buy or sell Tyler stock without prior approval from our chief legal officer. In addition, the blackout period for such persons begins on the 16th day of the third month of each fiscal quarter through the close of trading on the 2nd full business day after release of the quarter’s operating results to the public. Additionally, all employees, officers, and directors shall, in all circumstances, be prohibited from “short selling” Tyler common stock (or an interest in Tyler common stock) – that is, selling stock or an interest in stock that the seller does not own or that the seller has borrowed. Confidentiality and Public Communications Serious problems could be caused for Tyler by unauthorized disclosure of internal information, regardless of whether the disclosure is made for the purpose of improper trading in Tyler stock. You should not discuss internal matters or developments with anyone outside of the company, except as required in the performance of your regular duties. You should be discreet with internal information and not discuss it in places where it can be overheard, such as in elevators, restaurants, taxis, and airplanes. This prohibition applies specifically (but not exclusively) to inquiries about Tyler that may be made by the financial press, investment analysts, or others in the financial community. It is important that all such communications on behalf of Tyler be made through an appropriately designated officer under carefully controlled circumstances. Unless you are expressly authorized to the contrary, if you receive any inquiries of this nature, you should decline to comment and refer the inquirer to the Tyler’s chief executive officer, chief financial officer, chief marketing officer, or chief legal officer. What are the penalties for violating the insider trading laws or this policy? Tyler expects the strictest compliance with this Insider Trading and Confidentiality Policy by all personnel at every level. Failure to observe this policy may result in serious legal difficulties for you as well as the company. A failure to follow the letter and spirit of this policy would be considered a matter of extreme seriousness and a basis for discipline, including termination of employment. In addition, a violation of the insider trading laws can lead to civil and criminal penalties for you personally (including a prison term of up to 10 years and monetary penalties of $1,000,000 or more). The duty to safeguard Tyler’s material nonpublic information continues after an employee is no longer associated with the company.